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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 26, 1998
                                                          ---------------

                         Connectivity Technologies Inc.
                         ------------------------------
             (exact name of registrant as specified in its charter)


Delaware                                0-12113                                94-2691724
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(State or other jurisdiction of         (Commission File Number)               (IRS Employer Identification No.)
incorporation)
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680 Mechanic Street, Ste 1201, PO Box 786, Leominster, Massachusetts   01453
--------------------------------------------------------------------   -----
(Address of principal executive offices)                              (zip code)



       Registrant's Telephone Number, including Area Code: (978) 537-9138
                                                           --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On August 26, 1998 the Registrant, Connectivity Technologies Inc.
(together with its subsidiary Connectivity Products Incorporated hereinafter called "Connectivity") concluded an agreement (the "Harrington Agreement") with Mr. James S. Harrington, formerly President and Chief Executive Officer of
Connectivity and later its Chairman of the Board, who resigned from Connectivity's Board of Directors on May 31, 1998. Mr. Harrington was also a member of the group from whom Connectivity Technologies Inc. ("CTI") acquired its interest in Connectivity Products Incorporated ("CPI"). Pursuant to the Harrington Agreement, Mr. Harrington agreed to transfer back to Connectivity subordinated notes of CPI in the total amount of $1,496,763, including interest. Together with the transfer to CPI of similar notes reported in Connectivity's Report on Form 8-K dated July 13, 1998, this represents a reduction in subordinated debt of $5,015,825 or approximately 86% of the total of such subordinated debt. Pursuant to the Harrington Agreement, Mr. Harrington also made a cash payment, in the amount of $325,000, to Connectivity and agreed to transfer to Connectivity 33.7941 shares of CPI constituting 4.41% of CPI's outstanding shares. Together with similar shares transferred by other members of the selling group, as previously announced, this represents the acquisition of approximately 12.8% of CPI's outstanding shares. Pursuant to the Harrington Agreement, options covering 90,669 shares of CTI's common stock were also re-transferred to Connectivity and the parties exchanged general releases and indemnifications.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         None.


SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995

         This report contains, in addition to historical information, forward-looking statements. Forward-looking statements are subject by their nature to risks and uncertainties and actual results could differ materially from those set forth in the forward-looking statements. Typical risks and uncertainties include, but are not limited to, predicted actions of various parties. Any forward-looking statements are made pursuant to the Private
Securities Litigation Reform Act of 1995 and as such, speak only as of the date made. Connectivity has not undertaken to update any information in the foregoing reports.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  CONNECTIVITY TECHNOLOGIES INC.
                                  (Registrant)


Dated: September 1, 1998         By:         /s/ George H. Buckham
                                     -------------------------------------------
                                       Name:     George H. Buckham
                                       Title:    Secretary



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